                                                                       Exhibit 1

                             Joint Filer Information

Date of Event Requiring Statement:          October 28, 2008

Issuer Name and Ticker or Trading
Symbol:                                     X-Rite, Incorporated

Designated Filer:                                    OEPX, LLC

Other Joint Filers:                         One Equity Partners III, L.P.
                                            320 Park Avenue, 18th Floor
                                            New York, NY 10022

                                            OEP General Partner III, L.P.
                                            320 Park Avenue, 18th Floor
                                            New York, NY 10022

                                            OEP Holding Corporation
                                            320 Park Avenue, 18th Floor
                                            New York, NY 10022

Signatures:                                 ONE EQUITY PARTNERS III, L.P.

                                            By: OEP General Partner III, L.P.
                                                as its general partner

                                            By: OEP Holding Corporation
                                                as its general partner

                                                By: /s/ Colin M. Farmer
                                                    ---------------------------
                                                    Name:  Colin M. Farmer
                                                    Title: Managing Director

                                            OEP GENERAL PARTNER III, L.P.

                                            By: OEP Holding Corporation
                                                as its general partner

                                                By: /s/ Colin M. Farmer
                                                    ---------------------------
                                                    Name:  Colin M. Farmer
                                                    Title: Managing Director

                                            OEP HOLDING CORPORATION

                                                By: /s/ Colin M. Farmer
                                                    ---------------------------
                                                    Name:  Colin M. Farmer
                                                    Title: Managing Director